EXHIBIT 4(b)


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                              INTRUST CAPITAL TRUST

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      AMONG

                   INTRUST FINANCIAL CORPORATION, AS DEPOSITOR

            STATE STREET BANK AND TRUST COMPANY, AS PROPERTY TRUSTEE

                 WILMINGTON TRUST COMPANY, AS DELAWARE TRUSTEE,

                                       AND

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                          DATED AS OF JANUARY 21, 1998

       ==================================================================

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I. DEFINED TERMS.......................................................2
    Section 101. Definitions...................................................2

ARTICLE II ESTABLISHMENT OF THE TRUST.........................................10
    Section 201. Name.........................................................10
    Section 202. Office of the Delaware Trustee; Principal Place
                 of Business..................................................10
    Section 203. Initial Contribution of Trust Property;
                 Organizational Expenses......................................10
    Section 204. Issuance of the Preferred Securities.........................10
    Section 205. Issuance of the Common Securities; Subscription
                 and Purchase of the Debentures...............................10
    Section 206. Declaration of Trust.........................................11
    Section 207. Authorization to Enter Into Certain Transactions.............11
    Section 208. Assets of Trust..............................................14
    Section 209. Title to Trust Property......................................14

ARTICLE III. PAYMENT ACCOUNT..................................................14
    Section 301. Payment Account..............................................14

ARTICLE IV. DISTRIBUTIONS; REDEMPTION.........................................15
    Section 401. Distributions................................................15
    Section 402. Redemption...................................................16
    Section 403. Subordination of the Common Securities.......................17
    Section 404. Payment Procedures...........................................17
    Section 405. Tax Returns and Reports......................................17
    Section 406. Payment of Taxes, Duties, Etc. of the Trust..................17
    Section 407. Payments under the Indenture.................................17

ARTICLE V. THE TRUST SECURITIES CERTIFICATES..................................17
    Section 501. Initial Ownership............................................17
    Section 502. The Trust Securities Certificates............................17
    Section 503. Execution, Authentication and Delivery of the
                 Trust Securities Certificates................................18
    Section 504. Registration of Transfer and Exchange of the
                 Preferred Securities Certificates............................18
    Section 505. Mutilated, Destroyed, Lost or Stolen Trust
                 Securities Certificates......................................20
    Section 506. Persons Deemed the Securityholders...........................20
    Section 507. Access to List of the Securityholders'Names
                 and Addresses................................................20
    Section 508. Maintenance of Office or Agency..............................20
    Section 509. Appointment of the Paying Agent..............................21
    Section 510. Ownership of the Common Securities by the Depositor..........21
    Section 511. The Preferred Securities Certificates........................21
    Section 512. [Intentionally Omitted]......................................22
    Section 513. [Intentionally Omitted]......................................22
    Section 514. Rights of the Securityholders................................22

ARTICLE VI. ACTS OF THE SECURITYHOLDERS; MEETINGS; VOTING.....................22
    Section 601. Limitations on Voting Rights.................................22
    Section 602. Notice of Meetings...........................................23
    Section 603. Meetings of the Preferred Securityholders....................24
    Section 604. Voting Rights................................................24
    Section 605. Proxies, Etc.................................................24
    Section 606. Securityholder Action by Written Consent.....................24
    Section 607. Record Date for Voting and Other Purposes....................24
    Section 608. Acts of the Securityholders..................................25
    Section 609. Inspection of Records........................................26

ARTICLE VII. REPRESENTATIONS AND WARRANTIES...................................26
    Section 701. Representations and Warranties of the Bank and
                 the Property Trustee.........................................26
    Section 702. Representations and Warranties of the Delaware
                 Bank and the Delaware Trustee................................27
    Section 703. Representations and Warranties of the Depositor..............28

ARTICLE VIII  TRUSTEES........................................................28
    Section 801. Certain Duties and Responsibilities..........................28
    Section 802. Certain Notices..............................................29
    Section 803. Certain Rights of the Property Trustee.......................30
    Section 804. Not Responsible for Recitals or Issuance of Securities.......32
    Section 805. May Hold Securities..........................................32
    Section 806. Compensation; Indemnity; Fees................................32
    Section 807. Corporate Property Trustee Required; Eligibility
                 of Trustees..................................................33
    Section 808. Conflicting Interests........................................33
    Section 809. Co-Trustees and Separate Trustee.............................33
    Section 810. Resignation and Removal; Appointment of Successor............34
    Section 811. Acceptance of Appointment by Successor.......................36
    Section 812. Merger, Conversion, Consolidation or Succession
                 to Business..................................................36
    Section 813. Preferential Collection of Claims Against
                 Depositor or Trust...........................................36
    Section 814. Reports by the Property Trustee..............................37
    Section 815. Reports to the Property Trustee..............................37
    Section 816. Evidence of Compliance with Conditions Precedent.............37
    Section 817. Number of Trustees...........................................37
    Section 818. Delegation of Power..........................................38
    Section 819. Voting.......................................................38

ARTICLE IX. TERMINATION, LIQUIDATION AND MERGER...............................38
    Section 901. Termination upon Expiration Date.............................38
    Section 902. Early Termination............................................38
    Section 903. Termination..................................................38
    Section 904. Liquidation..................................................39
    Section 905. Mergers, Consolidations, Amalgamations or
                 Replacements of the Trust....................................40

ARTICLE X. MISCELLANEOUS PROVISIONS...........................................41
    Section 1001. Limitation of Rights of the Securityholders.................41
    Section 1002. Amendment...................................................41
    Section 1003. Separability................................................43
    Section 1004. Governing Law...............................................43
    Section 1005. Payments Due on Non-Business Day............................43
    Section 1006. Successors..................................................43
    Section 1007. Headings....................................................43
    Section 1008. Reports, Notices and Demands................................43
    Section 1009. Agreement not to Petition...................................44
    Section 1010. Trust Indenture Act; Conflict with Trust Indenture Act......44
    Section 1011. Acceptance of Terms of the Trust Agreement,
                  the Guarantee and the Indenture.............................45

EXHIBITS
    Exhibit A         Certificate of Trust
    Exhibit B         [Intentionally Omitted]
    Exhibit C         Form of Common Securities Certificate
    Exhibit D         Form of Expense Agreement
    Exhibit E         Form of Preferred Securities Certificate

                              CROSS-REFERENCE TABLE

Section of                                                    Section of Amended
Trust Indenture Act                                                 and Restated
of 1939, as amended                                              Trust Agreement

310(a)(1)....................................................................807
310(a)(2)....................................................................807
310(a)(3)....................................................................807
310(a)(4).............................................................207(a)(ii)
310(b).......................................................................808
311(a).......................................................................813
311(b).......................................................................813
312(a).......................................................................507
312(b).......................................................................507
312(c).......................................................................507
313(a)....................................................................814(a)
313(a)(4).................................................................814(b)
313(b)....................................................................814(b)
313(c)......................................................................1008
313(d)....................................................................814(c)
314(a).......................................................................815
314(b)............................................................Not Applicable
314(c)(1)....................................................................816
314(c)(2)....................................................................816
314(c)(3).........................................................Not Applicable
314(d)............................................................Not Applicable
314(e)..................................................................101, 816
315(a)............................................................801(a), 803(a)
315(b).................................................................802, 1008
315(c)....................................................................801(a)
315(d)..................................................................801, 803
316(a)(2).........................................................Not Applicable
316(b)............................................................Not Applicable
316(c).......................................................................607
317(a)(1).........................................................Not Applicable
317(a)(2).........................................................Not Applicable
317(b).......................................................................509
318(a)......................................................................1010


Note:This Cross-Reference Table does not constitute part of this Agreement and shall not affect any interpretation of any of its terms or provisions.

                      AMENDED AND RESTATED TRUST AGREEMENT


         AMENDED AND RESTATED TRUST AGREEMENT, dated as of January 21, 1998, among (a) INTRUST FINANCIAL CORPORATION, a Kansas corporation (including any successors or assigns, the "Depositor"), (b) STATE STREET BANK AND TRUST COMPANY, a trust company duly organized and existing under the laws of the Commonwealth of Massachusetts, as property trustee (the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (c)WILMINGTON TRUST COMPANY, a Delaware banking corporation duly organized and existing under the laws of the State of Delaware, as Delaware trustee (the "Delaware Trustee," and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the "Delaware Bank"), (d) C. Q. Chandler IV, an individual, Jay L. Smith, an individual, and Brian E. Sullivan, an individual, each of whose address is c/o INTRUST Financial Corporation, 105 North Main Street, Box One, Wichita, Kansas 67202 (each an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees"), and (e) the several Holders (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Depositor, the Delaware Trustee, and C. Q. Chandler IV, Jay L. Smith and Brian E. Sullivan, each as an Administrative Trustee, have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act (as hereinafter defined) by the entering into of that certain Trust Agreement, dated as of November 19, 1997 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee, the Depositor and the Administrative Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on November 19, 1997, the form of which is attached as Exhibit A; and

         WHEREAS, the Depositor, the Delaware Trustee, the Property Trustee and the Administrative Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (a) the issuance of the Common Securities (as defined herein) by the Trust (as defined herein) to the Depositor; (b) the issuance and sale of the
Preferred   Securities  (as  defined  herein)  by  the  Trust  pursuant  to  the
Underwriting Agreement (as defined herein); (c) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures (as defined herein); and (d) the appointment of the Trustees;

         NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders (as defined herein), hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I.
                                  DEFINED TERMS

         Section 101. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a)......the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

         (b)......all  other  terms used  herein  that are  defined in the Trust
Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c)......unless  the context  otherwise  requires,  any reference to an
"Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

         (d)......the  words "herein",  "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 608.

         "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of additional interest accrued on interest in arrears and paid by the Depositor on a Like Amount of Debentures for such period.

         "Additional Payments" has the meaning specified in Section 1.1 of the Indenture.

         "Administrative Trustee" means each of C. Q. Chandler IV, Jay L. Smith and Brian E. Sullivan, solely in his or her capacity as Administrative Trustee of the Trust formed and continued hereunder and not in his or her individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person; (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person; (d) a partnership in which the specified Person is a general partner; (e) any officer or director of the specified Person; and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

         "Authenticating  Agent" means an  authenticating  agent with respect to
the  Preferred   Securities  appointed  by  the  Property  Trustee  pursuant  to
Section 503.

         "Bank"  has  the  meaning  specified  in the  Preamble  to  this  Trust
Agreement.

         "Bankruptcy Event" means, with respect to any Person:

         (a)......the entry of a decree or order by a court having  jurisdiction in the premises adjudging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of or in respect of such Person under the United States Bankruptcy Code of 1978, as amended, or any other similar applicable federal or state law, and the continuance of any such decree or order unvacated and unstayed for a period of 90 days; or the commencement of an involuntary case under the United States Bankruptcy Code of 1978, as amended, in respect of such Person, which shall continue undismissed for a period of 90 days or entry of an order for relief in such case; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment on the ground of insolvency or bankruptcy of a receiver, custodian, liquidator, trustee or assignee in bankruptcy or insolvency of such Person or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 days; or

         (b)......the   institution   by  such  Person  of   proceedings  to  be
adjudicated a voluntary bankrupt, or the consent by such Person to the filing of a bankruptcy proceeding against it, or the filing by such Person of a petition or answer or consent seeking liquidation or reorganization under the United States Bankruptcy Code of 1978, as amended, or other similar applicable Federal or State law, or the consent by such Person to the filing of any such petition or to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of such Person or of its property, or shall make a general assignment for the benefit of creditors.

         "Bankruptcy Laws" has the meaning specified in Section 1009.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

         "Business Day" means any day other than a Saturday or Sunday or a day on which federal or state banking institutions in the Borough of Manhattan, the City of New York are authorized or required by law, executive order or regulation to close, or a day on which the Corporate Trust Office of the Property Trustee or the Corporate Trust Office of the Debenture Trustee is closed for business.

         "Certificate of Trust" means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended or restated from time to time.

         "Closing Date" means the date of execution and delivery of this Trust Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Common  Securities   Certificate"   means  a  certificate   evidencing
ownership of Common Securities, substantially in the form attached as Exhibit C.

         "Corporate Trust Office" means the office at which, at any particular time, the corporate trust business of the Property Trustee or the Debenture Trustee, as the case may be, shall be principally administered, which office at the date hereof, in each such case, is located at Two International Place, 4th Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

         "Debenture  Event of Default" means an "Event of Default" as defined in
Section 7.1 of the Indenture.

         "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

         "Debenture  Trustee"  means  State  Street  Bank and Trust  Company,  a
banking   corporation   organized   under  the  laws  of  the   Commonwealth  of
Massachusetts and any successor thereto, as trustee under the Indenture.

         "Debentures" means the $59,278,375 aggregate principal amount of the Depositor's 8.24% Subordinated Debentures due 2028, issued pursuant to the Indenture.

         "Delaware Bank" has the meaning specified in the Preamble to this Trust Agreement.

         "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code Sections 3801 et seq. as it may be amended from time to time.

         "Delaware Trustee" means the commercial bank or trust company identified as the "Delaware Trustee" in the Preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "Depositor" has the meaning specified in the Preamble to this Trust Agreement.

         "Distribution Date" has the meaning specified in Section 401(a).

         "Distributions"   means  amounts   payable  in  respect  of  the  Trust
Securities as provided in Section 401.

         "Early Termination Event" has the meaning specified in Section 902.

         "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a)......the occurrence of a Debenture Event of Default; or

         (b)......default by the Trust or the Property Trustee in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

         (c)......default by the Trust or the Property Trustee in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

         (d)......default  in  the  performance,  or  breach,  in  any  material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c), above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e)......the  occurrence  of a  Bankruptcy  Event  with  respect to the
Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 60 days thereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

         "Expiration Date" has the meaning specified in Section 901.

         "Extension Period" has the meaning specified in Section 4.1 of the Indenture.

         "Guarantee" means the Preferred Securities Guarantee Agreement executed and delivered by the Depositor and State Street Bank and Trust Company, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "Indenture" means the Indenture, dated as of January 21, 1998, between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time pertaining to the Debentures of the Depositor.

         "Investment Company Act," means the Investment Company Act of 1940, as amended, as in effect at the date of execution of this instrument.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture and the proceeds of which shall be used to pay the Redemption Price of such Trust Securities; and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a termination or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed. Each Debenture distributed pursuant to clause (b) above shall carry with it accumulated interest in an amount equal to the accumulated and unpaid interest then due on such Debenture.

         "Liquidation Amount" means the stated amount of $25 per Trust Security.

         "Liquidation Date" means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 904(a).

         "Liquidation Distribution" has the meaning specified in Section 904(d).

         "Officers' Certificate" means a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller or the Secretary or an Assistant
Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 816 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

         (a)......a   statement   that  each  officer   signing  the   Officers'
Certificate has read the covenant or condition and the definitions relating thereto;

         (b)......a  brief  statement of the nature and scope of the examination
or  investigation   undertaken  by  each  officer  in  rendering  the  Officers'
Certificate;

         (c)......a  statement that each such officer has made such  examination or investigation as, in such Officers' opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d)......a  statement  as to  whether,  in the  opinion  of  each  such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means an opinion in writing of legal counsel, who may be counsel for the Trust, the Property Trustee, the Delaware Trustee or the Depositor, but not an employee of any thereof, and who shall be reasonably acceptable to the Property Trustee.

         "Original Trust Agreement" has the meaning specified in the Recitals to this Trust Agreement.

         "Outstanding", when used with respect to the Preferred Securities, means, as of the date of determination, all of the Preferred Securities theretofore executed and delivered under this Trust Agreement, except:

         (a)......the  Preferred Securities theretofore canceled by the Property
Trustee or delivered to the Property Trustee for cancellation;

         (b)......the Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that, if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

         (c)......the  Preferred  Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 504, 505 and 511; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only the Preferred Securities that such Trustee knows to be so owned shall be so disregarded; and (ii) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. The Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and the pledgee is not the Depositor or any other Obligor upon the Preferred Securities or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Depositor or any Affiliate of the Depositor.

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 509 and shall initially be the Bank.

         "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures shall be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 401 and 402.

         "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Preferred Securities Certificate", means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit E.

         "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee," in the Preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

         "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

         "Relevant Trustee" shall have the meaning specified in Section 810.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 504.

         "Securityholder" or "Holder" means a Person in whose name a Trust Security is or Trust Securities are registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Business Trust Act.

         "Trust" means the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

         "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939, as amended, is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (a) the Debentures; (b) the rights of the Property Trustee under the Guarantee; (c) any cash on deposit in, or owing to, the Payment Account; and (d) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

         "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

         "Underwriter" means Stifel, Nicolaus & Company, Incorporated having its business address at 500 North Broadway, St. Louis, Missouri 63102.

         "Underwriting Agreement" means the Underwriting Agreement, dated as of January 14, 1998, among the Trust, the Depositor and the Underwriter.

                                   ARTICLE II.
                           ESTABLISHMENT OF THE TRUST

         Section 201. Name. The Trust created and continued hereby shall be known as "INTRUST Capital Trust," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 202. Office of the Delaware Trustee; Principal Place of Business. The address of the Delaware Trustee in the State of Delaware is c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is c/o INTRUST Financial Corporation, 105 North Main Street, Box One, Wichita, Kansas 67202, Attention: Chief Executive Officer.

         Section 203. Initial Contribution of Trust Property; Organizational Expenses. The Trustees acknowledge receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $25, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

         Section 204. Issuance of the Preferred Securities. On January 14, 1998, the Depositor and an Administrative Trustee, on behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Trust
Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 502, and deliver in accordance with the Underwriting Agreement, Preferred Securities Certificates, registered in the name of the Persons entitled thereto, in an aggregate amount of 2,300,000 Preferred Securities having an aggregate Liquidation Amount of $57,500,000 against receipt of the aggregate purchase price of such Preferred Securities of $57,500,000, which amount such Administrative Trustee shall promptly deliver to the Property Trustee.

         Section 205. Issuance of the Common Securities; Subscription and Purchase of the Debentures.

         (a)......Contemporaneously  with the  execution  and  delivery  of this
Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 502 and deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 71,135 Common Securities having an aggregate Liquidation Amount of $1,778,375 against payment by the Depositor of such amount. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount equal to $59,278,375, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $59,278,375.

         Section 206. Declaration of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures; and (b) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it shall hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Delaware Business Trust Act.

         Section 207. Authorization to Enter Into Certain Transactions.

         (a)......The  Trustees  shall  conduct  the  affairs  of the  Trust  in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 207 and Article VIII, and in accordance with the following provisions (i) and (ii), the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Administrative Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Administrative Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (i) As among the Trustees, each Administrative Trustee, acting singly or jointly, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the issuance and sale of the Trust Securities;

                           (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, the Expense Agreement and such other agreements or documents as may be necessary or desirable in connection with the purposes and function of the Trust;

                           (C) assisting in the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                           (D) assisting in the listing of the Preferred Securities upon the American Stock Exchange, Inc. or such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                           (E) the  sending of notices  (other  than  notices of
                  default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                           (F) the appointment of a Paying Agent, Authenticating
                  Agent and Securities Registrar in accordance with this Trust Agreement;

                           (G) to the extent  provided in this Trust  Agreement,
                  the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (H) to take  all  action  that  may be  necessary  or
                  appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created; and

                           (I) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                  (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A) the establishment of the Payment Account;

                           (B) the receipt of the Debentures;

                           (C) the  collection  of interest,  principal  and any
                  other payments made in respect of the Debentures in the Payment Account;

                           (D)  the   distribution   of  amounts   owed  to  the
                  Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

                           (E) the  exercise  of all of the  rights,  powers and
                  privileges of a holder of the Debentures;

                           (F) the  sending  of  notices  of  default  and other
                  information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                           (G)  the   distribution  of  the  Trust  Property  in
                  accordance with the terms of this Trust Agreement;

                           (H) to the extent  provided in this Trust  Agreement,
                  the winding up of the affairs of and liquidation of the Trust;

                           (I) after an Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                           (J) registering  transfers of the Trust Securities in
                  accordance with this Trust Agreement; and

                           (K) except as otherwise provided in this Section 207(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 207(a)(i).

         (b)......So long as this Trust Agreement  remains in effect,  the Trust
(or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement;
(ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein; (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes; (iv) incur any indebtedness for borrowed money or issue any other debt; or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

         (c)......In  connection  with  the  issue  and  sale  of the  Preferred
Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                  (i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Preferred Securities and the Debentures, including any amendments thereto;

                  (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (iii) the preparation for filing by the Trust and execution on behalf of the Trust of an application to the American Stock Exchange, Inc. or a national stock exchange or other organization for listing or quotation upon notice of issuance of any Preferred Securities and to file or cause an Administrative Trustee to file thereafter with such exchange or organization such notifications and documents as may be necessary from time to time;

                  (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

                  (v) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities; and

                  (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

         (d)......Notwithstanding   anything   herein  to  the   contrary,   the
Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust shall not be deemed to be an "investment company" required to be registered under the Investment Company Act, shall be classified as a "grantor trust" and not as an association taxable as a corporation for United States federal income tax purposes and so that the Debentures shall be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, subject to Section 1002, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes.

         Section 208. Assets of Trust. The assets of the Trust shall consist of the Trust Property.

         Section 209. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.

                                  ARTICLE III.
                                 PAYMENT ACCOUNT

         Section 301. Payment Account.

         (a)......On  or prior to the Closing Date,  the Property  Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b)......The  Property  Trustee shall  deposit in the Payment  Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV.
                            DISTRIBUTIONS; REDEMPTION

         Section 401. Distributions.

         (a)......Distributions on the Trust Securities shall be cumulative, and shall accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from January 21, 1998, and, except during any Extension Period with respect to the Debentures, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 1998. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 401(a), a "Distribution Date").

         (b)......The Trust Securities  represent undivided beneficial interests in the Trust Property. Distributions on the Trust Securities shall be payable at a rate of 8.24% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. During any Extension Period with respect to the Debentures, Distributions on the Preferred Securities shall be deferred for a period equal to the Extension Period. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

         (c)......Distributions  on the  Trust  Securities  shall be made by the
Property Trustee solely from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and immediately available by 12:30 p.m. on each Distribution Date in the Payment Account for the payment of such Distributions.

         (d)......Distributions  on  the  Trust  Securities  with  respect  to a
Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the 15th day of the month in which the Distribution is payable.

         Section 402. Redemption.

         (a)......On  each  Debenture  Redemption  Date and at  maturity  of the
Debentures, the Trust shall be required to redeem a Like Amount of Trust Securities at the Redemption Price.

         (b)......Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. The Property Trustee shall have no responsibility for the accuracy of any CUSIP number contained in such notice. All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) the CUSIP number;

                  (iv) if less than all the outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed; and

                  (v) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Trust Security to be redeemed and that Distributions thereon shall cease to accumulate on and after said date.

         (c)......The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of the Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has immediately available funds then on hand and available in the Payment Account for the payment of such Redemption Price.

         (d)......If  the  Property  Trustee  gives a notice  of  redemption  in respect of any of the Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 402(c), the Property Trustee shall deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing,
Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption shall cease, except the right of such Securityholders to receive the Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Trust Securities shall cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities shall continue to accumulate, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date shall be the date fixed for redemption for purposes of calculating the Redemption Price.

         (e)......Payment  of the Redemption Price on the Trust Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date 15 days prior to the relevant Redemption Date.

         (f)......Subject  to Section  403(a),  if less than all the Outstanding
Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the Liquidation Amount or an integral multiple of such Liquidation Amount in excess thereof) of the Liquidation Amount of the Preferred Securities of a denomination larger than such Liquidation Amount. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of the Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of the Preferred Securities which has been or is to be redeemed.

         Section 403. Subordination of the Common Securities.

         (a)......Payment  of Distributions  (including  Additional  Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 402(f), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of the Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds immediately available to the Property
Trustee  shall  first  be  applied  to  the  payment  in  full  in  cash  of all
Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, the Preferred Securities then due and payable.

         (b)......In  the  case  of the  occurrence  of  any  Event  of  Default resulting from a Debenture Event of Default, the Holder of the Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Securities shall have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities shall have the right to direct the Property Trustee to act on their behalf.

         Section 404. Payment Procedures. Payments of Distributions (including Additional Amounts, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder.

         Section 405. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust; and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to the Securityholders under the Trust Securities.

         Section 406. Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the Debentures of Additional Payments, the Property Trustee, at the direction of an Administrative Trustee or the Depositor, shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

         Section 407. Payments under the Indenture. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received under the Indenture pursuant to Section 514(b) or (c) hereof.

                                   ARTICLE V.
                        THE TRUST SECURITIES CERTIFICATES

         Section 501. Initial Ownership. Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 203 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

         Section 502. The Trust Securities Certificates. The Preferred Securities Certificates shall be issued in minimum denominations of the Liquidation Amount and integral multiples of such Liquidation Amount in excess thereof, and the Common Securities Certificates shall be issued in denominations of the Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. The Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 504 and 511.

         Section 503. Execution, Authentication and Delivery of the Trust Securities Certificates.

         (a)......On  the Closing Date and on the date on which the  Underwriter exercises the Option, as applicable, the Administrative Trustees shall cause the Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 204 and 205, to be executed on behalf of the Trust by the manual or facsimile signature of at least one of the Administrative Trustees and delivered to or upon the written order of the Depositor, signed by its Chief Executive Officer, President, any Vice President, the Treasurer or any Assistant Treasurer without further corporate action by the Depositor, in authorized denominations.

         (b)......A  Preferred  Securities  Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Securities Certificate has been authenticated under this Trust Agreement. Each Preferred Security Certificate shall be dated the date of its authentication.

         (c)......Upon   the   written   order  of  the   Trust   signed  by  an
Administrative Trustee, the Property Trustee shall authenticate and make available for delivery the Preferred Securities Certificates.

         (d)......The  Property  Trustee  may  appoint an  Authenticating  Agent acceptable to the Trust to authenticate the Preferred Securities. An Authenticating Agent may authenticate the Preferred Securities whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An Authenticating Agent has the same rights as the Property Trustee to deal with the Depositor or the Trust.

         Section 504. Registration of Transfer and Exchange of the Preferred Securities Certificates.

         (a)......The Depositor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 508, a register or registers for the purpose of registering the Trust Securities Certificates and transfers and exchanges of the Preferred Securities Certificates (herein referred to as the "Securities Register") in which the registrar designated by the Depositor (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of the Preferred Securities Certificates and the Common Securities Certificates (subject to Section 510 in the case of the Common Securities Certificates) and registration of transfers and exchanges of the Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

         (b)......Upon  surrender for  registration of transfer of any Preferred
Securities Certificate at the office or agency maintained pursuant to Section 508, the Administrative Trustees or any one of them shall execute and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by the manual or facsimile signature of such Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any of the Preferred Securities that have been called for redemption. At the option of a Holder, the Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 508.

         (c)......Every    Preferred   Securities   Certificate   presented   or
surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with its customary practice. The Trust shall not be required to (i) issue, register the transfer of, or exchange any of the Preferred Securities during a period beginning at the opening of business 15 calendar days before the date of mailing of a notice of redemption of any of the Preferred Securities called for redemption and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any of the Preferred Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Securities being redeemed in part.

         (d)......No  service  charge  shall  be made  for any  registration  of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Preferred Securities Certificates.

         Section 505. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate; and (b) there shall be delivered to the Securities Registrar, the Property Trustee and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 505, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 505 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

         Section 506. Persons Deemed the Securityholders. The Trustees, the Paying Agent and the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

         Section 507. Access to List of the Securityholders' Names and Addresses. At any time when the Property Trustee is not also acting as the Securities Registrar, the Administrative Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee (a) semi-annually on or before January 15 and July 15 in each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date; and (b) promptly after receipt by any Administrative Trustee or the Depositor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Trust Agreement, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar. The rights of the Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act. Each Holder, by receiving and holding a Trust Securities Certificate, and each owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section  508.  Maintenance  of Office  or  Agency.  The  Administrative
Trustees shall maintain in a location or locations designated by the Administrative Trustees, an office or offices or agency or agencies where the Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Corporate Trust Office of the Property Trustee, Two International Place, 4th Floor, Boston, Massachusetts 02110, as the principal corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

         Section 509. Appointment of the Paying Agent. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the
Property Trustee must be acceptable to the Administrative Trustees and the Depositor. The Paying Agent shall make Distributions to the Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as the Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and, upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 801, 803 and 806 shall apply to the Property Trustee also in its role as the Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         Section 510. Ownership of the Common Securities by the Depositor. On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities (other than a transfer in connection with a merger or consolidation of the Depositor into another corporation pursuant to Section 12.1 of the Indenture) shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

         Section 511. The Preferred Securities Certificates.

         (a)......Each  owner shall receive a Preferred  Securities  Certificate representing such owner's interest in such Preferred Securities. Upon the issuance of the Preferred Securities Certificates, the Trustees shall recognize the record holders of the Preferred Securities Certificates as the Securityholders. The Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

         (b)......A single Common Securities Certificate representing the Common
Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

         Section 512. [Intentionally Omitted].

         Section 513. [Intentionally Omitted].

         Section 514. Rights of the Securityholders.

         (a)......The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 209, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights. When issued and delivered to Holders of the Preferred Securities against payment of the purchase price therefor, the Preferred Securities shall be fully paid and nonassessable interests in the Trust. The Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (b)......For  so  long  as  any  of  the  Preferred  Securities  remain
Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture.

         (c)......For  so  long  as  any  of  the  Preferred  Securities  remain
Outstanding, upon a Debenture Event of Default arising from the failure to pay interest or principal on the Debentures, the Holders of any of the Preferred Securities then Outstanding shall, to the fullest extent permitted by law, have the right to directly institute proceedings for enforcement of payment to such Holders of principal of or interest on the Debentures having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holders.

                                   ARTICLE VI.
                  ACTS OF THE SECURITYHOLDERS; MEETINGS; VOTING

         Section 601. Limitations on Voting Rights.

         (a)......Except  as provided in this Section 601, in Sections  514, 810 and 1002 and in the Indenture and as otherwise set forth in the Guarantee or required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto; nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         (b)......So  long as any Debentures  are held by the Property  Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures; (ii) waive any past default which is waivable under Article VII of the Indenture; (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of all the Outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of outstanding Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of the Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Outstanding Preferred Securities, except when authorized by a subsequent vote of the Holders of the Outstanding Preferred Securities. The Property Trustee shall notify each Holder of the Outstanding Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust shall continue to be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes on account of such action.

         (c)......If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the holders of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise; or
(ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of the Outstanding Preferred Securities as a class shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of, with respect to matters described in
(i) above, at least 66 2/3% in Liquidation Amount of the Outstanding Preferred Securities and with respect to matters described in (ii) above, at least a Majority in Liquidation Amount of the Outstanding Preferred Securities. No amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would cease to be classified as a grantor trust or would be classified as an association taxable as a corporation for United States federal income tax purposes.

         Section 602. Notice of Meetings. Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 1008 to each Preferred Securityholder of record, at his or her registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

         Section 603. Meetings of the Preferred Securityholders.

         (a)......No  annual  meeting of the  Securityholders  is required to be held. The Administrative Trustees, however, shall call a meeting of the Securityholders to vote on any matter in respect of which the Preferred Securityholders are entitled to vote upon the written request of the Preferred Securityholders of 25% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Preferred Securityholders to vote on any matters as to which the Preferred Securityholders are entitled to vote.

         (b)......The  Preferred   Securityholders  of  record  of  50%  of  the
Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of the Securityholders.

         (c)......If a quorum is present at a meeting,  an  affirmative  vote by the Preferred Securityholders of record present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

         Section 604. Voting Rights. The Securityholders shall be entitled to one vote for each dollar value of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote (and such dollar value shall be $25 per Preferred Security until such time, if any, as the Liquidation Amount is changed as provided herein).

         Section 605. Proxies, Etc. At any meeting of the Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy, shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and, the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

         Section 606. Securityholder Action by Written Consent. Any action which may be taken by the Securityholders at a meeting may be taken without a meeting if the Securityholders holding more than a majority of all of the Outstanding Trust Securities (based upon their aggregate Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

         Section 607. Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of the Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

         Section 608. Acts of the Securityholders.

         (a)......Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by the Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 801) conclusive in favor of the Trustees, if made in the manner provided in this Section 608.

         (b)......The  fact and date of the  execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         (c)......The  ownership of the Preferred  Securities shall be proved by the Securities Register.

         (d)......Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         (e)......Without  limiting the  foregoing,  a  Securityholder  entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         (f)......A  Securityholder  may institute a legal  proceeding  directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person.

         Section 609. Inspection of Records. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection and copying by any Securityholder and its authorized representatives during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE VII.
                         REPRESENTATIONS AND WARRANTIES

         Section 701. Representations and Warranties of the Bank and the Property Trustee. The Bank and the Property Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Property Trustee at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee hereunder (the term "Bank" being used to refer to such successor Property Trustee in its separate corporate capacity) hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

         (a)......the  Bank is a trust company duly organized,  validly existing and in good standing under the laws of its jurisdiction of incorporation;

         (b)......the  Bank has full corporate power,  authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

         (c)......this  Trust Agreement has been duly  authorized,  executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (d)......the  execution,  delivery  and  performance  by  the  Property
Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and does not require any approval of stockholders of the Bank and such execution, delivery and performance shall not (i) violate the Bank's charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Bank is a party or by which it is bound; or
(iii) violate any law, governmental rule or regulation of the United States or its jurisdiction of incorporation, as the case may be, governing the banking or trust powers of the Bank or the Property Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Bank;

         (e)......neither  the  authorization,  execution  or  delivery  by  the
Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Bank or the Property Trustee, as the case may be, under the laws of the United States or its jurisdiction of incorporation; and

         (f)......there  are no  proceedings  pending  or,  to the  best  of the
Property Trustee's knowledge, threatened against or affecting the Bank or the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

         Section 702. Representations and Warranties of the Delaware Bank and the Delaware Trustee. The Delaware Bank and the Delaware Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Delaware Trustee at the time of the successor Delaware Trustee's acceptance of appointment as Delaware Trustee hereunder (the term "Delaware Bank" being used to refer to such successor Delaware Trustee in its separate corporate capacity), hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

         (a)......the  Delaware  Bank is a  Delaware  banking  corporation  duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b)......the  Delaware  Bank has full  corporate  power,  authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

         (c)......this  Trust Agreement has been duly  authorized,  executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (d)......the  execution,  delivery  and  performance  by  the  Delaware
Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Delaware Trustee and does not require any approval of stockholders of the Delaware Bank and such execution, delivery and performance shall not (i) violate the Delaware Bank's charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Delaware Bank or the Delaware Trustee is a party or by which it is bound; or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking or trust powers of the Delaware Bank or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Delaware Bank or the Delaware Trustee;

         (e)......neither  the  authorization,  execution  or  delivery  by  the
Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Delaware Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Delaware Bank or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware; and

         (f)......there  are no  proceedings  pending  or,  to the  best  of the
Delaware Trustee's knowledge, threatened against or affecting the Delaware Bank or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Delaware Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

         Section 703. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

         (a)......the Trust Securities  Certificates  issued on the Closing Date on behalf of the Trust have been duly authorized and, shall be, as of such date, duly and validly executed, issued and delivered by the Administrative Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders shall be, as of such date, entitled to the benefits of this Trust Agreement; and

         (b)......there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Bank, the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII.
                                    TRUSTEES

         Section 801. Certain Duties and Responsibilities.

         (a)......The  duties and  responsibilities  of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. No Administrative Trustee nor the Delaware Trustee shall be liable for its act or omissions hereunder except as a result of its own gross negligence or willful misconduct. The Property Trustee's liability shall be determined under the Trust Indenture Act. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 801. To the extent that, at law or in equity, the Delaware Trustee or an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, the Delaware Trustee or such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Delaware Trustee or the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Delaware Trustee and the Administrative Trustees, as the case may be.

         (b)......All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. With respect to the relationship of each Securityholder and the Trustee, each Securityholder, by its acceptance of a Trust Security, agrees that it shall look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 801(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

         (c)......No  provision  of this Trust  Agreement  shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 301 and except to the extent otherwise required by law; and

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the negligence, default or misconduct of the Administrative Trustees or the Depositor.

         Section 802. Certain Notices.

         (a)......Within  5 Business  Days after the  occurrence of any Event of
Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 1008, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. For purposes of this Section 802, the term "Event of Default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.

         (b)......The    Administrative   Trustees   shall   transmit   to   the
Securityholders in the manner and to the extent provided in Section 1008 notice of the Depositor's election to begin or further extend an Extension Period on the Debentures (unless such election shall have been revoked), and of any election by the Depositor to extend or accelerate the Maturity Date of the Debentures within the time specified for transmitting such notice to the holders of the Debentures pursuant to the Indenture as originally executed.

         Section 803. Certain Rights of the Property Trustee. Subject to the provisions of Section 801:

         (a)......the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b)......if (i) in performing its duties under this Trust Agreement the
Property Trustee is required to decide between alternative courses of action; or
(ii) in construing any of the provisions of this Trust Agreement, the Property Trustee finds the same ambiguous or inconsistent with other provisions contained herein; or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within 10 Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than 2 Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

         (c)......any  direction or act of the  Depositor or the  Administrative
Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

         (d)......whenever  in the  administration of this Trust Agreement,  the
Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

         (e)......the  Property  Trustee  shall  have  no  duty  to  see  to any recording, filing or registration of any instrument (including any financing or continuation statement, any filing under tax or securities laws or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (f)......the  Property  Trustee may consult  with counsel of its choice
(which counsel may be counsel to the Depositor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and, in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

         (g)......the  Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request, order or direction of any of the Securityholders, pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived) to exercise such of the rights and powers vested in it by this Trust Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (h)......the   Property   Trustee  shall  not  be  bound  to  make  any
investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in Liquidation Amount of the Securities, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

         (i)......the  Property  Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

         (j)......whenever  in the  administration  of this Trust  Agreement the
Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action; (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and (iii) shall be protected in acting in accordance with such instructions; and

         (k)......except   as  otherwise   expressly   provided  by  this  Trust
Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement. No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         Section 804. Not Responsible for Recitals or Issuance of Securities. The Recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

         Section 805. May Hold Securities. Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of the Trust Securities and, subject to Sections 808 and 813 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

         Section 806. Compensation; Indemnity; Fees. The Depositor agrees:

         (a)......to   pay  to  the  Trustees  from  time  to  time   reasonable
compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b)......except  as otherwise  expressly  provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to such Trustee's negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees or the Delaware Trustee, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct); and

         (c)......to  indemnify each of the Trustees or any predecessor  Trustee for, and to hold the Trustees harmless against, any loss, damage, claims, liability, penalty or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except any such expense, disbursement or advance as may be attributable to such Trustee's negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees or the Delaware Trustee, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct).

         No Trustee may claim any Lien or charge on any Trust Property as a result of any amount due pursuant to this Section 806.

         Section 807. Corporate Property Trustee Required; Eligibility of Trustees.

         (a)......There  shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 807, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this
Section 807, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

         (b)......There  shall  at  all  times  be one  or  more  Administrative
Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

         (c)......There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware; or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

         Section 808. Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

         Section 809. Co-Trustees and Separate Trustee.

         (a)......Unless  an  Event  of  Default  shall  have  occurred  and  be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 809. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 809 shall either be (i) a natural person who is at least 21 years of age and a resident of the United States; or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

         (b)......Should  any written  instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

         (c)......Every  co-trustee  or separate  trustee  shall,  to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (i) The Trust Securities shall be executed and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

                  (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 809, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have the power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the
         Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 809.

                  (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

                  (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                  (vi) Any Act of the Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                  Section  810.   Resignation   and  Removal;   Appointment   of
         Successor.

         (a)......No  resignation  or  removal  of any  Trustee  (the  "Relevant
Trustee") and no appointment of a successor Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 811.

         (b)......Subject to the immediately  preceding paragraph,  the Relevant
Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 811 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

         (c)......Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by an Act of the Holders of a majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Common Securityholder at any time.

         (d)......If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by an Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees with respect to the Trust Securities and the Trust, and the successor Trustee shall comply with the applicable requirements of Section 811. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default shall have occurred and is continuing, the Preferred Securityholders, by an Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and such successor Trustee shall comply with the applicable requirements of Section 811. If an Administrative Trustee shall resign, be removed or become incapable of acting as an Administrative Trustee, at a time when a Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by an Act of the Common Securityholder delivered to an Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees with respect to the Trust Securities and the Trust, and such successor Administrative Trustee or Administrative Trustees shall comply with the applicable requirements of Section
811. If no successor Relevant Trustee with respect to the Trust Securities shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by Section 811, any Securityholder who has been a Securityholder of Trust Securities for six consecutive months on behalf of himself or herself and all others similarly situated may petition a court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

         (e)......The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all the Securityholders in the manner provided in Section 1008 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

         (f)......Notwithstanding  the foregoing or any other  provision of this
Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them; or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 807).

         Section 811. Acceptance of Appointment by Successor.

         (a)......In case of the appointment  hereunder of a successor  Relevant
Trustee with respect to the Trust Securities and the Trust, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an instrument hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and upon the execution and delivery of such instrument the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all the Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

         (b)......Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the immediately preceding paragraph, as the case may be.

         (c)......No  successor  Relevant  Trustee shall accept its  appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

         Section 812. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 813. Preferential Collection of Claims Against the Depositor or the Trust. If and when the Property Trustee or the Delaware Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee or the Delaware Trustee, as the case may be, shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or the Trust (or any such other obligor).

         Section 814. Reports by the Property Trustee.

         (a)......The  Property  Trustee shall  transmit to the  Securityholders such reports concerning the Property Trustee, its actions under this Trust Agreement and the property and funds in its possession as the Property Trustee as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b)......A  copy  of  each  such  report  shall,  at the  time  of such transmission to the Holders, be filed by the Property Trustee with the American Stock Exchange, Inc., and each national securities exchange or other organization upon which the Trust Securities are listed, and also with the Commission and the Depositor. Section 815. Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         Section 816. Evidence of Compliance with Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

         Section 817. Number of Trustees.

         (a)......The number of Trustees shall be five, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of the Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

         (b)......If  a Trustee  ceases to hold  office  for any  reason and the number of the Administrative Trustees is not reduced pursuant to Section 817(a), or if the number of the Trustees is increased pursuant to Section 817(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 810.

         (c)......The  death,  resignation,   retirement,  removal,  bankruptcy,
incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of the Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 810, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

         Section 818. Delegation of Power.

         (a)......Any   Administrative   Trustee   may,  by  power  of  attorney
consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 207(a); and

         (b)......The  Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         Section 819. Voting. Except as otherwise provided in this Trust Agreement, the consent or approval of the Administrative Trustees shall require consent or approval by not less than a majority of the Administrative Trustees, unless there are only two, in which case both must consent.

                                   ARTICLE IX.
                       TERMINATION, LIQUIDATION AND MERGER

         Section 901. Termination upon Expiration Date. Unless earlier dissolved, the Trust shall automatically dissolve December 31, 2052 (the "Expiration Date") subject to distribution of the Trust Property in accordance with Section 904.

         Section 902. Early Termination. The first to occur of any of the following events is an "Early Termination Event:"

         (a)......the  occurrence  of a  Bankruptcy  Event in respect of, or the dissolution or liquidation of, the Depositor;

         (b)......delivery  of written  direction to the Property Trustee by the
Depositor at any time (which direction is wholly optional and within the discretion of the Depositor) to dissolve the Trust and distribute the Debentures to the Securityholders in exchange for the Preferred Securities in accordance with Section 904;

         (c)......the   redemption  of  all  of  the  Preferred   Securities  in
connection with the redemption of all of the Debentures; and

         (d)......the  entrance  of an order for  dissolution  of the Trust by a court of competent jurisdiction.

         Section 903. Termination. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to the Securityholders upon the liquidation of the Trust pursuant to Section 904, or upon the redemption of all of the Trust Securities pursuant to Section 402, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (d) the filing of a Certificate of Cancellation by the Administrative Trustee under the Delaware Business Trust Act.

         Section 904. Liquidation.

         (a)......If an Early Termination Event specified in clause (a), (b), or
(d) of Section 902 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to Section 904(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                  (i) state the Liquidation Date;

                  (ii) state that from and after the Liquidation Date, the Trust Securities shall no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange shall be deemed to represent a Like Amount of Debentures; and

                  (iii) provide such information with respect to the mechanics by which the Holders may exchange the Trust Securities Certificates for the Debentures, or, if Section 904(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

         (b)......Except  where Section  902(c) or 904(d)  applies,  in order to effect the liquidation of the Trust and distribution of the Debentures to the Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

         (c)......Except  where  Section  902(c)  or 904(d)  applies,  after the
Liquidation  Date,  (i) the  Trust  Securities  shall no  longer be deemed to be outstanding; (ii) certificates representing a Like Amount of the Debentures shall be issued to the Holders of Trust Securities Certificates upon surrender of such certificates to the Administrative Trustees or their agent for exchange;
(iii) the Depositor shall use its reasonable efforts to have the Debentures listed on the American Stock Exchange, Inc. or on such other securities exchange or other organization as the Preferred Securities are then listed or traded;
(iv) any Trust Securities Certificates not so surrendered for exchange shall be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal shall be made to Holders of the Trust Securities Certificates with respect to such Debentures); and (v) all rights of the Securityholders holding the Trust Securities shall cease, except the right of such Securityholders to receive the Debentures upon surrender of the Trust Securities Certificates.

         (d)......In  the event that,  notwithstanding  the other  provisions of this Section 904, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, the Securityholders shall be entitled to receive out of the assets of the Trust available for distribution to the Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts, subject to Section 407). The Holder of the Common Securities shall be entitled to receive the Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with the Holders of the Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

         Section 905. Mergers, Consolidations, Amalgamations or Replacements of the Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 905. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Preferred Securities, the Property Trustee or the Delaware Trustee, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (a) such successor entity either (i) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities; or (ii) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise; (b) the Depositor expressly appoints a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee as the holder of the Debentures; (c) the Successor Securities are listed or traded, or any Successor Securities shall be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, if any; (d) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect; (e) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (i) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect; and (ii) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity shall be required to register as an "investment company" under the Investment Company Act; and (f) the Depositor owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee, the Debentures, the Indenture, this Trust Agreement and the Expense Agreement. Notwithstanding the foregoing, the Trust shall not, except with the consent of the Holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE X.
                            MISCELLANEOUS PROVISIONS

         Section 1001. Limitation of Rights of the Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in the Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Section 1002. Amendment.

         (a)......This  Trust  Agreement may be amended from time to time by the
Trustees and the Depositor, without the consent of any Securityholders, (i) as provided in Section 811 with respect to acceptance of appointment by a successor Trustee; (ii) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, that shall not be inconsistent with the other provisions of this Trust Agreement; (iii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust shall be classified for United States federal income tax purposes as a grantor trust at all times that any of the Trust Securities are outstanding or to ensure that the Trust shall not be required to register as an "investment company" under the Investment Company Act; or (iv) to reduce or increase the Liquidation Amount per Trust Security and simultaneously to correspondingly increase or decrease the number of Trust Securities issued and outstanding solely for the purpose of maintaining the eligibility of the Preferred Securities for quotation or listing on any national securities exchange or other organization on which the Preferred Securities are then quoted or listed (including, if applicable, the American Stock Exchange, Inc.);
provided, however, that in the case of clause (ii), such action shall not adversely affect the interests of any Securityholder, and provided further, that in the case of clause (iv) the aggregate Liquidation Amount of the Trust Securities outstanding upon completion of any such reduction must be the same as the aggregate Liquidation Amount of the Trust Securities outstanding immediately prior to such reduction or increase, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders (or, in the case of an amendment pursuant to clause (iv), as of the date specified in the notice).

         (b)......Except  as  provided  in  Section  601(c) or  Section  1002(c)
hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor (i) with the consent of the Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding; and (ii) upon receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment shall not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

         (c)......In addition to and notwithstanding any other provision in this
Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 603 or 606 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date; or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 603 or 606 hereof), this paragraph (c) of this Section 1002 may not be amended.

         (d)......Notwithstanding  any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act or to fail or cease to be classified as a grantor trust for United States federal income tax purposes.

         (e)......Notwithstanding  anything  in  this  Trust  Agreement  to  the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

         (f)......In  the event that any  amendment  to this Trust  Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

         (g)......Upon  the request of the  Depositor,  accompanied by its board resolutions authorizing the execution of any such amendments to this Trust Agreement, and upon the filing with the Property Trustee and the Delaware Trustee of evidence of the consent of the Securityholders required to consent thereto as aforesaid, the Property Trustee and the Delaware Trustee shall join with the Depositor in the execution of such amendment to this Trust Agreement unless such amendment affects the Property Trustee's or the Delaware Trustee's own rights, duties, immunities under this Trust Agreement or otherwise in which case the Property Trustee and Delaware Trustee may in their own discretion but shall not be obligated to enter into such amendment to this Trust Agreement. The Property Trustee and Delaware Trustee, subject to the provisions of Section 801, may receive an Opinion of Counsel as conclusive evidence that any amendment to this Trust Agreement executed pursuant to this Article X is authorized or permitted by, and conforms to, the terms of this Article X and that it is proper for the Property Trustee and Delaware Trustee under the provisions of this
Article X to join in the execution thereof.

         Section 1003. Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1004. Governing Law. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

         Section 1005. Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no distribution shall accumulate thereon for the period after such date.

         Section 1006. Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee(s), including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article XII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

         Section 1007. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

         Section 1008. Reports, Notices and Demands. Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to INTRUST Financial Corporation, 105 North Main Street, Box One, Wichita, Kansas 67202, Attention: Chief Executive Officer, facsimile no.: (316) 383-1828. Any notice to the Preferred Securityholders shall also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

         Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows:
(a) with respect to the Property Trustee to State Street Bank and Trust Company, Two International Place, 4th Floor, Boston, Massachusetts 02110, Attention:
Corporate Trust Department; (b) with respect to the Delaware Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; and
(c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of INTRUST Capital Trust, c/o Chief Executive Officer, INTRUST Financial Corporation." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

         Section 1009. Agreement Not to Petition. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and 1 day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code of 1978, as amended) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 1009, the Property Trustee agrees, for the benefit of the Securityholders, that at the expense of the Depositor (which expense shall be paid prior to the filing), it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom. The provisions of this Section 1009 shall survive the termination of this Trust Agreement.

         Section 1010. Trust Indenture Act; Conflict with Trust Indenture Act.

         (a)......This Trust Agreement is subject to the provisions of the Trust
Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

         (b)......The  Property  Trustee  shall be the only  Trustee  which is a trustee for the purposes of the Trust Indenture Act.

         (c)......If  any provision  hereof limits,  qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

         (d)......The  application  of the  Trust  Indenture  Act to this  Trust
Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  [remainder of page intentionally left blank]

         Section 1011. Acceptance of Terms of the Trust Agreement, the Guarantee and the Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.


                                   INTRUST FINANCIAL CORPORATION,
                                   as Depositor




                                   By: _________________________________________
                                            Name:  C. Q. Chandler
                                            Title:  Chairman of the Board and
                                                       Chief Executive Officer



                                   STATE STREET BANK AND TRUST COMPANY,
                                   as Property Trustee




                                   By: _________________________________________
                                            Name:
                                            Title:

                                  WILMINGTON TRUST COMPANY,
                                   as Delaware Trustee




                                   By: _________________________________________
                                            Name:
                                            Title:






                                   C. Q. Chandler IV, as Administrative Trustee




                                   ____________________________________________
                                   Jay L. Smith, as Administrative Trustee




                                   ____________________________________________
                                   Brian E. Sullivan, as Administrative Trustee

                                    EXHIBIT A



                              CERTIFICATE OF TRUST
                                       OF
                              INTRUST CAPITAL TRUST


         THIS CERTIFICATE OF TRUST OF INTRUST CAPITAL TRUST (the "Trust"), dated as of November 19, 1997, is being duly executed and filed by WILMINGTON TRUST COMPANY, a Delaware banking corporation, C. Q. Chandler IV, Jay L. Smith and Brian E. Sullivan, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

         1 NAME. The name of the business trust formed hereby is INTRUST Capital Trust.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective on November 19, 1997.

         IN WITNESS WHEREOF, each of the undersigned, being a trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                                           WILMINGTON TRUST COMPANY, as trustee


                                           By: _________________________________
                                           Name: _______________________________
                                           Title:_______________________________


                                           _____________________________________
                                           C. Q. Chandler IV, as Trustee


                                           _____________________________________
                                           Jay L. Smith, as Trustee


                                           _____________________________________
                                           Brian E. Sullivan, as Trustee

                                    EXHIBIT B


                             [Intentionally Omitted]

                                    EXHIBIT C

                      THIS CERTIFICATE IS NOT TRANSFERABLE

     CERTIFICATE NUMBER C-1                         NUMBER OF COMMON SECURITIES
                                                              71,135

                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                              INTRUST CAPITAL TRUST

                                COMMON SECURITIES
                   LIQUIDATION AMOUNT $25 PER COMMON SECURITY

         INTRUST CAPITAL TRUST, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that INTRUST FINANCIAL CORPORATION (the "Holder") is the registered owner of seventy one thousand one hundred thirty five (71,135) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the 8.24% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). In accordance with Section 510 of the Trust Agreement (as defined below), the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences, and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of January 21, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust shall furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 21st day of January 21, 1998.

                                      INTRUST CAPITAL TRUST


                                      By: ______________________________________
                                               Name:  Jay L. Smith
                                               Title:   Administrative Trustee

                                    EXHIBIT D

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

         AGREEMENT AS TO EXPENSES AND LIABILITIES (this "Agreement") dated as of January 21, 1998, between INTRUST FINANCIAL CORPORATION, a Kansas corporation (the "Company"), and INTRUST CAPITAL TRUST, a Delaware business trust (the "Trust").

                                    RECITALS

         WHEREAS, the Trust intends to issue its common securities (the "Common Securities") to, and receive the Debentures from, the Company and to issue and sell up to 2,300,000 8.24% Cumulative Trust Preferred Securities (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of January 21, 1998, as the same may be amended from time to time (the "Trust Agreement");

         WHEREAS, the Company shall directly or indirectly own all of the Common Securities of the Trust and shall issue the Debentures;

         NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges shall be made in reliance upon the execution and delivery of this Agreement, the Company, including in its capacity as holder of the Common Securities, and the Trust hereby agree as follows:

                                    ARTICLE I

         Section 1.1. Guarantee by the Company.

         Subject to the terms and conditions hereof, the Company, including in its capacity as holder of the Common Securities, hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Trust other than obligations of the Trust to pay to the holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

         Section 1.2. Term of Agreement.

         This Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise); and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of the Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any obligation under the Preferred Securities Guarantee Agreement dated the date hereof by the Company and State Street Bank and Trust Company as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

         Section 1.3. Waiver of Notice.

         The Company hereby waives notice of acceptance of this Agreement and of any obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         Section 1.4. No Impairment.

         The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                  (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

         There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

         Section 1.5. Enforcement.

         A Beneficiary may enforce this Agreement directly against the Company, and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

                                   ARTICLE II

         Section 2.1. Binding Effect.

         All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

         Section 2.2. Amendment.

         So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

         Section 2.3. Notices.

         Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same by facsimile transmission (confirmed by mail), telex, or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer back, if sent by telex):

         INTRUST Capital Trust c/o INTRUST Financial Corporation, 105 North Main
Street,  Box  One,  Wichita,   Kansas  67202.  Facsimile  No.:  (316)  383-1828.
Attention: Chief Executive Officer.

         INTRUST Financial Corporation, 105 North Main Street, Box One, Wichita, Kansas 67202. Facsimile No.: (316) 383-1828. Attention: Chief Executive Officer.

         Section 2.4. Governing Law.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Kansas (without regard to conflict of laws principles).



         [The remainder of this page has been left blank intentionally]

        THIS AGREEMENT is executed as of the day and year first above written.

                                      INTRUST FINANCIAL CORPORATION



                                      By:      ______________________________
                                               Name:
                                               Title:


                                      INTRUST CAPITAL TRUST



                                      By:      ______________________________
                                               Name:
                                               Title:   Administrative Trustee

                                    EXHIBIT E


Certificate Number                              Number of Preferred Securities
         P-


                   Certificate Evidencing Preferred Securities

                                       of
                              INTRUST Capital Trust

                   8.24% Cumulative Trust Preferred Securities
                 (Liquidation Amount $25 per Preferred Security)

                                CUSIP NO. _______

         INTRUST CAPITAL TRUST, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that
______________ (the "Holder") is the registered owner of _____ preferred securities (the "Preferred Securities") of the Trust representing undivided beneficial interests in the assets of the Trust and designated the 8.24% Cumulative Trust Preferred Securities (Liquidation Amount $25 per Preferred Security). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer as provided in Section 504 of the Trust Agreement (as defined herein). The designations, rights, privileges, restrictions, preferences, and other terms and provisions of the Preferred Securities are set forth in, and this Certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of January 21, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Preferred Securities Guarantee Agreement entered into by INTRUST Financial Corporation, a Kansas corporation, and State Street Bank and Trust Company, as guarantee trustee, dated as of January 21, 1998 (the "Guarantee"), to the extent provided therein. The Trust shall furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         Upon receipt of this Certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         Unless the Certificate of Authentication has been manually executed by the Authentication Agent, this Certificate is not valid or effective.

         IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust have executed this certificate as of the date hereof.

                                 INTRUST CAPITAL TRUST



                                 By:      ______________________________________
                                          ______________________________________
                                          Administrative Trustee

                                 By:      ______________________________________
                                          ______________________________________
                                          Administrative Trustee

                                 By:      ______________________________________
                                          ______________________________________
                                          Administrative Trustee





                      FORM OF CERTIFICATE OF AUTHENTICATION

                          CERTIFICATE OF AUTHENTICATION

         This is one of the 8.24% Cumulative Trust Preferred Securities referred to in the within-mentioned Amended and Restated Trust Agreement.

Dated:

STATE STREET BANK & TRUST COMPANY,
as Authenticating Agent and Registrar



By:      ------------------------------
         Authorized Signatory

                        [FORM ON REVERSE OF CERTIFICATE]

         The Trust will furnish without charge to any registered owner of Preferred Securities who so requests, a copy of the Trust Agreement and the Guarantee. Any such request should be in writing and addressed to INTRUST Capital Trust, c/o INTRUST Financial Corporation, 105 North Main Street, Box One, Wichita, Kansas 67202 or to the Registrar named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  - as tenants in common              UNIF GIFT MIN ACT-...Custodian...
                                                              (Cust)     (Minor)
  TEN ENT  -  as tenants by the entireties                   under Uniform Gifts
                                                             to Minors
                                                             Act................
                                                                   (State)
  JT TEN     as joint tenants with right of    UNIF TRF MIN ACT -......Custodian
             survivorship and not as tenants                 (until age)........
             in common                                       ......under Uniform
                                                             (Minor)
                                                             Transfers to Minors
                                                             Act................
                                                                    (State)
  TOD      - transfer on death direction in
             event owner's death, to person
             named on face and subject to TOD
             rules referenced

   Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE





(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


       Preferred Securities represented by the within Certificate, and do hereby irrevocably constitute and appoint
                             `                                          Attorney
to transfer the said Preferred Securities on the books of the within named Trust with full power of substitution in the premises.

Dated,


                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                           WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.